UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
LUMENT FINANCE TRUST, INC.
(Name of Registrant as Specified in Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

P: 212.317.5700 230 Park Avenue, 19th Floor New York, NY 10169
May 4, 2021
Dear Stockholder:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Lument Finance Trust, Inc., formerly known as Hunt Companies Finance Trust, Inc., a Maryland corporation, to be held on Wednesday, June 16, 2021 at 10:00 a.m., Eastern Time, via live webcast. During the meeting, we will discuss each item of business described in the attached Notice of Annual Meeting of Stockholders and accompanying Proxy Statement.
We have elected to provide access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the internet increases the ability of our stockholders to access the information they need, while reducing the environmental impact of our Annual Meeting. For more information, please see the Questions and Answers section of the accompanying Proxy Statement.
We hope you will be able to attend the meeting. This year, our meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live webcast. Your vote is important. Whether or not you expect to attend the virtual meeting, please vote your proxy so your shares will be represented at the meeting.
On behalf of the board of directors, I extend our appreciation for your continued support.
Respectfully yours,

James P. Flynn
Chairman of the Board and Chief Executive Officer

P: 212.317.5700 230 Park Avenue, 19th Floor New York, NY 10169
NOTICE OF
2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2021
May 4, 2021
Dear Stockholder:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Lument Finance Trust, Inc., formerly known as Hunt Companies Finance Trust, Inc., a Maryland corporation, will be held on Wednesday, June  16, 2021, at 10:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/LFT2021. The purposes of the Annual Meeting are to:
1.
Elect the following nominees to serve until the next succeeding annual meeting of stockholders or until their respective successors are duly elected and qualify: James P. Flynn, James C. Hunt, Neil A. Cummins, William A. Houlihan and Walter C. Keenan;

2.	Approve, on an advisory basis, the compensation of our named executive officers, as described in the Proxy Statement under “Executive Compensation”;
3.	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
4.	Transact such other business as may properly come before the meeting or at any adjournment or postponement thereof.
The record date for the 2021 Annual Meeting is April 21, 2021. If you held shares of common stock of Lument Finance Trust, Inc. at the close of business on that date, you are entitled to notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.
We are pleased to save costs and help protect the environment using the “Notice and Access” method of delivery for our proxy materials. Beginning on or about May 4, 2021, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders of record on April 21, 2021. In addition, the Proxy Statement, the accompanying proxy card or voting instruction form, and our 2020 Annual Report on Form 10-K are available at www.proxyvote.com. As more fully described in the Notice of Internet Availability, all stockholders may choose to access these materials online or may request printed or emailed copies.
Your vote is important. Whether or not you are able to attend the meeting via live webcast, please vote via the Internet, the toll-free telephone number, or by returning the enclosed proxy card by mail so that your shares may be represented at the meeting. Stockholders of record who attend the meeting may vote their common stock via live webcast, even though they have sent in proxies. The ballot you submit at the 2021 Annual Meeting will supersede any prior vote.
By order of the board of directors,

James P. Flynn
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2021: Our Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on the internet at www.proxyvote.com.

i

LUMENT FINANCE TRUST, INC.
230 PARK AVENUE
23rd FLOOR
NEW YORK, NY 10169
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2021
QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING AND VOTING
As used in this Proxy Statement, the “Company,” “we,” “us,” and “our” refer to Lument Finance Trust, Inc. The term “Annual Meeting,” as used in this Proxy Statement, refers to the 2021 Annual Meeting of Stockholders and includes any adjournment or postponement of such meeting.
Q.	When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
A.
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 4, 2021, we sent you a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).

Q.	Why am I receiving these materials?
A.
We have made these materials available to you over the Internet or delivered paper copies of these materials to you by mail because the Company’s board of directors is soliciting your proxy to vote your shares of common stock at the Annual Meeting to be held on Wednesday, June 16, 2021, at 10:00 a.m., Eastern Time, via live webcast at www.virtualshareholdermeeting.com/LFT2021. This Proxy Statement includes information that is designed to assist you in voting your shares and information that we are required to provide to you under the rules of the SEC.

Q.	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a full set of proxy materials?
A.
Pursuant to rules adopted by the SEC, the proxy materials, including the Notice of 2021 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), this Proxy Statement and proxy card or, for shares held in street name (held for your account by a bank, broker or other nominee), voting instruction form, and our 2020 Annual Report on Form 10-K (collectively, the “Proxy Materials”), are available to stockholders on the Internet. We believe electronic delivery will expedite the receipt of materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Accordingly, we have sent a Notice of Internet Availability to stockholders of record and beneficial owners of our common stock on or about May 4, 2021.

The Notice of Internet Availability will provide instructions as to how stockholders may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders of record may request to receive the Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, Proxy Statement and 2020 Annual Report on Form 10-K are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.
Q.	What is a proxy?
A.
A “proxy” is a written authorization from you to another person that allows such person, the proxy holder, to vote your shares on your behalf. Our board of directors is asking you to allow James P. Flynn, our Chairman of the Board and Chief Executive Officer, and James A. Briggs, our Chief Financial Officer, to vote your shares at the Annual Meeting.

Q.	Who is entitled to vote? How many votes do I have?
A.	Our board of directors has fixed the close of business on April 21, 2021 as the date to determine the common stockholders who are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. We refer to such date in this Proxy Statement as the “Record Date.” On the Record Date, 24,943,383 shares of our common stock were outstanding and eligible to vote. Each share of common stock is entitled to one vote on each matter submitted for stockholder approval.
Q.	What is the difference between holding shares as a stockholder “of record” and as a “beneficial owner”?
A.
Stockholders of Record. You are a stockholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer and Trust Company, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to Proposal 3 (ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021) but will NOT be able to vote your shares with respect to the other proposals (Proposals 1 and 2). Please see “What if I return a signed proxy or voting instruction form, but do not specify how my shares are to be voted?” for additional information.
We have requested that banks, brokerage firms and other nominees that hold common stock on behalf of beneficial owners as of the close of business on the Record Date forward these materials, together with a proxy card or voting instruction form, to beneficial owners. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.
Q.	What is the purpose of the Annual Meeting?
A.	At the Annual Meeting our common stockholders will be asked to consider and vote upon three proposals:
1.
Election of the following director nominees to serve until the next succeeding annual meeting or until their respective successors are duly elected and qualify: James P. Flynn, James C. Hunt, Neil A. Cummins, William A. Houlihan and Walter C. Keenan;

2.	Approval, on an advisory basis, of the compensation of our named executive officer, as described in the Proxy Statement under “Executive Compensation”; and
3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Other than matters incident to the conduct of the Annual Meeting and those set forth in this Proxy Statement, we do not know of any business or proposals to be considered at the Annual Meeting. If any other business is proposed and properly presented at the Annual Meeting, the proxies received from our stockholders give the proxy holders the authority to vote on such matters in their discretion.
Q.	What does the board of directors recommend?
A.	Our board of directors unanimously recommends that you vote:
•	“FOR” the election of each of the named nominees to our board of directors;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officer, as described in the Proxy Statement under “Executive Compensation”; and
•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
Q.	How do I attend the Annual Meeting? What do I need to log in?
A.	All common stockholders of record on the Record Date are invited to attend the Annual Meeting. This year, the 2021 Annual Meeting will be conducted exclusively virtually via live webcast at

www.virtualshareholdermeeting.com/LFT2021 (the “Annual Meeting Website”). Please note that stockholders will need their unique control number which appears on their Notice of Internet Availability, the proxy card (printed in the box and marked by the arrow), and the instructions that accompanied the proxy materials in order to access the live webcast. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their bank, brokerage firm or other nominee website and selecting the shareholder communications mailbox to link through to the Annual Meeting. Instructions should also be provided on the voting instruction form provided by your broker, bank, or other nominee. The Annual Meeting will begin at 10:00 a.m., Eastern Time on Wednesday, June 16, 2021.
Q.	How do I vote and what are the voting deadlines?
A.	If you hold shares directly in your own name and are the holder of record, you have four voting options. You may vote using one of the following methods:
•
Internet. Under Maryland law, stockholders may validly grant proxies over the Internet. You can vote over the Internet by accessing the website at www.proxyvote.com and following the instructions on the website. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on June 15, 2021. If you vote over the Internet, do not return your proxy card.

•
Telephone. You can vote by telephone by calling the toll-free number 1-800-690-6903 in the United States, Canada or Puerto Rico on a touch-tone phone. You will then be prompted to enter the control number printed on your proxy card and to follow the subsequent instructions. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on June 15, 2021.

•
Mail. If you received printed copies of the proxy materials, you can vote by mail by simply completing, signing, dating and mailing your proxy card in the postage-paid envelope included with this Proxy Statement.

•
Live Webcast. You may attend the Annual Meeting virtually and cast your vote on www.virtualshareholdermeeting.com/LFT2021 during the live webcast; this will revoke any proxy previously submitted. Even if you plan to be virtually present at the Annual Meeting, we encourage you to vote your common stock by proxy in advance of the Annual Meeting using the Internet, telephone or mail, as described above.

If your shares are held in street name, you should follow the voting instructions provided by your bank, broker or other nominee.
If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, we will vote your shares as you direct.
Q.	What vote is required to approve each item and how are votes counted?
A.
Votes cast by proxy or during the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes “FOR,” “AGAINST,” to “WITHHOLD,” abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals.

With respect to Proposal 1 (the election of directors), you may vote “FOR” all nominees, “WITHHOLD” your vote as to all nominees, or vote “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. Director nominees will be elected by a plurality of votes cast, which means that the director nominees receiving the highest number of votes will be elected. Only “FOR” and “WITHHOLD” votes will affect the outcome. Abstentions and broker non-votes will have no effect on Proposal 1.
With respect to Proposal 2 (the non-binding advisory vote to approve the compensation of our named executive officers), you may vote “FOR”, “AGAINST” or “ABSTAIN.” The vote to approve the compensation of our named executive officers is an advisory vote only and, therefore, the result of that vote will not be binding on the board of directors. The board of directors, however, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers. Abstentions and broker non-votes will have no effect on Proposal 2.

With respect to Proposal 3 (the ratification of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021), you may vote “FOR”, “AGAINST” or “ABSTAIN.” The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 requires a majority of the votes cast “FOR” or “AGAINST” ratification to be cast “FOR” ratification. Abstentions will have no effect on the voting of Proposal 3.
Q.	What will happen if I do not vote my shares?
A.
Stockholders of Record. If you are the stockholder of record of your shares and you do not vote via live webcast at the Annual Meeting, by proxy via the Internet, by telephone or by mail, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your bank, broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (the “NYSE”), your bank, broker or nominee has discretion to vote your shares on routine matters (Proposal 3), but does not have discretion to vote your shares on non-routine matters (Proposals 1 and 2). Therefore, if you do not instruct your bank, broker or nominee as to how to vote your shares on Proposals 1 and 2, this would be a “broker non-vote,” and your shares would not be counted as having been voted on the proposal. We therefore strongly encourage you to instruct your bank, broker or nominee on how you wish to vote your shares.
Q.	What is the effect of a broker non-vote or abstention?
A.
Under the NYSE rules, brokers or other nominees who hold shares for a beneficial owner and have transmitted proxy materials to customers have the discretion to vote on a limited number of routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. Brokers or other nominees may not vote the shares of its customers for non-routine matters without voting instructions. When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for the purpose of determining a quorum.

Q.	What if I return a signed proxy or voting instruction card, but do not specify how my shares are to be voted?
A.	Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, all of your shares will be voted FOR Proposals 1, 2 and 3.
Beneficial Owners. If you are a beneficial owner and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under NYSE rules, brokers and other nominees have the discretion to vote on Proposal 3, a routine matter, but do not have discretion to vote on Proposals 1 or 2, non-routine matters. Therefore, if you do not provide voting instructions to your broker or other nominee, your broker or other nominee may only vote your shares on Proposal 3 and any other routine matters properly presented for a vote at the Annual Meeting.
Q.	What if I change my mind after I vote my shares?
A.	If you are a stockholder of record, you can revoke your proxy by:
•	Sending written notice of revocation to the Corporate Secretary, Lument Finance Trust, Inc., 230 Park Avenue, 23rd Floor, New York, NY 10169;
•	Submitting a properly signed proxy with a later date;
•	Submitting a later dated proxy over the Internet or by telephone in accordance with the instructions on the proxy card; or; or
•	Voting your shares electronically at the Annual Meeting.
•	If your shares are held in street name, you should follow the instructions provided by your bank, broker or nominee to change your vote or revoke your proxy.

Q.	What does it mean if I receive more than one proxy card?
A.	It probably means that your shares of common stock are held in multiple accounts at the transfer agent and/or with banks or stockbrokers. Please vote all of your common stock.
Q.	What is a quorum?
A.
A quorum is necessary to hold a valid meeting. The presence, via the live webcast or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the conduct of business. If there are not sufficient shares present or represented by proxy at the Annual Meeting to constitute a quorum for approval of any matter to be voted upon, the Annual Meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum. Abstentions or withheld votes and broker non-votes are counted as shares present and entitled to vote for the purpose of determining whether a quorum is present.

Q.	How will voting on any other business be conducted?
A.
Other than the matters set forth in this Proxy Statement and matters incident to the conduct of the Annual Meeting, we do not know of any business or proposals to be considered at the Annual Meeting. If any other matters are properly proposed and presented at the Annual Meeting or any adjournment thereof, your signed proxy card gives authority to each of James P. Flynn and James A. Briggs to vote on such matters in his discretion. In general, the affirmative vote of a majority of the votes cast by stockholders entitled to vote and represented at the Annual Meeting, assuming a quorum is present, is required for a particular matter to be deemed an act of the stockholders. For certain corporate actions, Maryland law may require a greater percentage of affirmative votes in order to be effective.

Q.	What happens if the Annual Meeting is adjourned or postponed?
A.	Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted.
Q.	How can I find the results of the Annual Meeting?
A.
We will publish the voting results in a Current Report on Form 8-K, which is required to be filed with the SEC within four business days following the Annual Meeting. You can also review the results in the “Investor Relations” section of our website at https://lumentfinancetrust.com/investor-relations.

Q.	Who is making and paying for this proxy solicitation?
A.
This proxy is solicited on behalf of our board of directors. The cost of solicitation will be borne directly by the Company. Our directors, officers and employees may, without additional compensation, solicit proxies personally or by e-mail, telephone, fax or special letter. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their reasonable costs of sending the proxy materials to our beneficial owners.

Q.	Who will count the votes?
A.	A representative of our proxy solicitor will be responsible for determining whether or not a quorum is present and will tabulate votes cast at the Annual Meeting.
Q.	What are the deadline and the procedure for proposing actions for consideration at our 2022 Annual Meeting of Stockholders?
A.
Stockholder Proposals for Inclusion in our 2022 Proxy Statement. Under the rules and regulations of the SEC, proposals of stockholders intended to be included in our proxy statement for presentation at our 2022 Annual Meeting of Stockholders must be received by us at our corporate offices no later than December 31, 2021 (120 days preceding the one-year anniversary of the mailing date of this Proxy Statement)and must satisfy the conditions established by the SEC for stockholder proposals to be included in our proxy statement and form of proxy for that meeting.

Other Stockholder Proposals. Pursuant to our bylaws, a stockholder desiring to nominate an individual for election to the board of directors or propose any matter for consideration at the 2022 Annual Meeting of Stockholders, other than through inclusion in our proxy materials, must notify the Company’s secretary of such proposal in writing at the Company’s offices not earlier than December 1, 2021 (150 days prior to the one-year anniversary of the mailing date of this Proxy Statement) and not later than 5:00 p.m., Eastern Time, on December 31, 2021 (120 days prior to the one-year anniversary of the mailing date of this Proxy Statement). The public announcement of a postponement or adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice must contain the information specified in, and otherwise comply with, our bylaws.
Q.	Where are the Company’s principal executive offices located and what is the Company’s main telephone number?
A.	The Company’s principal executive offices are located at 230 Park Avenue, 23rd Floor, New York, NY 10169. The Company’s main telephone number is (212) 317-5700.
Q.	What can I do if I need technical assistance during the virtual Annual Meeting?
A.	If you encounter any difficulties accessing the virtual Annual meeting webcast, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/LFT2021.
Q.	Whom should I call with other questions?
A.	If you have additional questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at the address and/or telephone number set forth above.
ANNUAL REPORT
Our 2021 Annual Report to Stockholders, which contains a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (which is not a part of our proxy soliciting materials), excluding exhibits, is available at www.proxyvote.com or alternatively, in the “Investor Relations” section of the Lument Finance Trust, Inc. website at https://lumentfinancetrust.com/investor-relations under the SEC Filings tab. Information on our website does not constitute part of this Proxy Statement.
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please follow the instructions on your Notice of Internet Availability.
YOUR VOTE IS IMPORTANT!
If you are a common stockholder of record, please vote by telephone or Internet or, if you received a printed copy of the proxy materials, sign and promptly return your proxy card in the enclosed envelope. If your shares are held in street name, you should follow the instructions provided by your bank, broker or nominee.

PROPOSAL ONE – ELECTION OF DIRECTORS
Vote Required to Elect Nominees
In accordance with our bylaws, our board of directors has determined that the Company’s board of directors shall consist of five members. Accordingly, a board of five directors is to be elected at our Annual Meeting. Our bylaws provide that at all meetings of stockholders for the election of directors, the directors shall be elected by a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present. You may vote the number of shares of common stock you own for up to five persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the five nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our present board of directors to fill the vacancy. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.
Our charter provides that the term of office of each person elected as a director will continue until the next succeeding annual meeting of stockholders or until his successor has been elected and qualified.
Information About Director Nominees
The following table sets forth the nominees, their ages, their principal positions and the year in which each became a director. Each of the nominees was recommended for selection by the nominating and corporate governance committee. Each of the nominees is currently serving on our board of directors. The biographical information concerning such individuals has been furnished by them to the Company. Age and other information are as of June 16, 2021, the date of the 2021 Annual Meeting. There are no familial relationships among any director, executive officer and/or director nominee.
Name	Age	Position Held with Us	Director Since
James P. Flynn	44	Chairman of the Board and Chief Executive Officer	2019
Neil A. Cummins(1)	66	Independent Director	2013
James C. Hunt	50	Director	2018
William A. Houlihan(1)	65	Independent Director	2013
Walter C. Keenan(1)	53	Independent Director	2015
(1)
Currently a member of the audit committee, compensation committee and nominating and corporate governance committee. Mr. Houlihan is the chair of our audit committee and an audit committee financial expert. Mr. Keenan is the chair of our compensation committee. Mr. Cummins is chair of our nominating and corporate governance committee.

Biographical Information for Nominees
James P. Flynn has been our Chief Executive Officer since January 2018, a director since March 2019 and the Chairman of our Board since March 2020. Mr. Flynn has over 17 years of experience in real estate and financial markets. Mr. Flynn currently serves as Chief Executive Officer of ORIX Real Estate Capital Holdings, LLC, doing business as Lument, an affiliate of ORIX Investment Management, LLC doing business as Lument Investment Management (our “Manager”). Lument acquired Hunt Real Estate Capital LLC in January 2020. Mr. Flynn joined Hunt Real Estate Capital (formerly Centerline Capital Group) in 2007 and is a member of its executive management team and investment and credit committees. Prior to joining Hunt Real Estate Capital, Mr. Flynn practiced law at Gibson Dunn & Crutcher LLP in its real estate practice group and prior to that Mr. Flynn was an investment banker at Lehman Brothers. Mr. Flynn received a B.S. magna cum laude in Finance and Accounting from the McDonough School of Business at Georgetown University and JD from Columbia University Law School, where he was a Harlan Fiske Stone Scholar.
As a consequence of over 17 years of experience in real estate finance, Mr. Flynn is well qualified to provide valuable advice to our board of directors in many important areas.
Neil A. Cummins has been an independent director of our board of directors since the closing of our initial public offering (“IPO”) in March 2013. Mr. Cummins is chairman of the Nominating and Corporate Governance Committee and is a member of the Audit and Compensation Committees. Mr. Cummins has been active in international financial markets for over 30 years.

Mr. Cummins is a member of the Board of Directors of North Square Investments, LLC, a private investment management firm. Mr. Cummins was Chairman of Oak Ridge Investments, LLC, a privately-owned investment manager, from 2013 to 2018. Mr. Cummins held global management roles with Barclays Capital, from 1997 to 2012, including founding Management Committee member, Global Head of Distribution and Research, Global Head of Strategic Relationship Management and voting member of the Barclays Bank Group Credit Committee. Mr. Cummins also served on the Board of Directors of iBoxx Limited and the International Index Company from 2003 to 2005. From 1985 to 1997, Mr. Cummins was a Managing Director of Morgan Stanley, and served on the Board of Directors of Morgan Stanley Bank Luxembourg SA and the Supervisory Board of Morgan Stanley Bank AG, Frankfurt. Prior to 1985, Mr. Cummins worked in the international financial markets, principally with Mellon Bank N.A. Mr. Cummins graduated with a B.A. in Economics from Indiana University.
As a consequence of over 30 years of experience in international financial markets, Mr. Cummins is well qualified to provide valuable advice to our board of directors in many important areas.
William A. Houlihan has been an independent director of our board of directors since the listing of our common stock on the NYSE in March 2013. Mr. Houlihan is chairman of the Audit Committee and is a member of the Compensation and Nominating and Corporate Governance Committees. Mr. Houlihan has more than 40 years of diversified financial sector and business experience.
Mr. Houlihan is a nominee to be a member of the board of directors of Angel Pond Holdings Corporation, which plans to complete an initial public offering in April 2021. Mr. Houlihan served from June 2018 to July 2019 as the Chief Financial Officer of Thunder Bridge Acquisition Ltd. Mr. Houlihan has served since August 2019 as Chief Financial Officer of Thunder Bridge Acquisition II, Ltd. and since February 2021 as Chief Financial Officer of Thunder Bridge Capital Partners III, Inc. He has served since November 2012 as a director and audit committee chairman for MaxEx, LLC, a privately-owned residential mortgage loan trading business. He has served since 2009 as a director and financial expert on the audit committee of First Physicians Capital Group, a healthcare investment company, which was publicly traded prior to completion of a going-private transaction in January 2015, from April 2013 to September 2014 as Non-Executive Chairman of its board of directors and since May 2013 as the chairman of its audit committee.
He served from January 2015 to June 2015 as Lead Independent Director and Chairman of the audit committee of Tiptree, Inc., or Tiptree (NASDAQ: TIPT), a publicly-traded financial services holding company; and from August 2010 to July 2013 as Lead Independent Director and Chairman of the audit committee for Care Investment Trust, a publicly-traded healthcare REIT, which merged with Tiptree in July 2013. From 2003 to 2010, he was a director of SNL Financial, a privately-owned financial information company, and in addition, from 1998 to 2012 he was a director and shareholder of a family-owned commercial real estate investment partnership.
Mr. Houlihan graduated with an M.B.A. in Finance from New York University Graduate School of Business, and a B.S. in Accounting from Manhattan College. In addition he was licensed as a Certified Public Accountant, but his license is currently inactive. Since January 2017, he has served as an adjunct professor at the Feliciano School of Business at Montclair State University.
On March 13, 2015, Mr. Houlihan settled an administrative proceeding brought by the SEC regarding his alleged failure to file on a timely basis required Schedule 13D amendments and Section 16(a) reports relating to his beneficial ownership of securities of First Physicians Capital Group, Inc. (“FPCG”). Mr. Houlihan is a member of the board of directors of FPCG and at certain times has been a greater than 10% beneficial owner of FPCG securities. In the settlement, Mr. Houlihan did not admit or deny the SEC’s allegations, consented to the entry of a cease and desist order requiring him not to cause any violation of Sections 13(d)(2) and 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and agreed to pay a civil penalty of $15,000 to the SEC.
As a consequence of Mr. Houlihan’s over 40 years of pertinent experience, qualifications and skills, including significant financial expertise and literacy, he is well qualified to provide significant and relevant expertise and advice to our board of directors in relation to many areas, including accounting and financial matters.
James C. (“Chris”) Hunt joined our board of directors in January 2018. Mr. Hunt previously served as our Chairman from January 2019 until January 2020. Mr. Hunt has 27 years of experience in real estate, real estate finance and corporate governance and management. He currently serves as the Chief Executive Officer and

President of Hunt Companies, Inc. (“Hunt”) and has been a member of the Hunt board of directors since 2001. In addition, he serves as Chief Executive Officer and is on the board of directors of various Hunt subsidiaries and affiliates. Mr. Hunt also oversees Hunt’s private market real estate development and acquisition activities, which includes market rate residential properties and mixed-use retail developments. Mr. Hunt is responsible for establishing relationships with development and financial partners. Mr. Hunt began his career at Hunt in 1993 as Project Developer for Hunt’s construction division, was later appointed Vice President, Executive Vice President and subsequently President. Mr. Hunt received a B.A. in Economics and an MBA from the University of Texas, Austin.
As a consequence of 27 years of experience in real estate, real estate finance and corporate governance and management, Mr. Hunt is well qualified to provide valuable advice to our board of directors in many important areas.
Walter C. Keenan has been an independent director of our board of directors since April 17, 2015. Mr. Keenan is chairman of the Compensation Committee and is a member of the Audit and Nominating and Corporate Governance Committees. Mr. Keenan has over 25 years of experience in the financial services industry as an advisor, investor and executive manager.
Since July 2013, he has served as Chief Executive Officer of Advantage Insurance Inc. (“Advantage Insurance”), a specialty insurance group serving the insurance needs of high net worth individuals and business owners worldwide. Mr. Keenan was a consultant to Advantage Insurance from July 2012 through July 2013. From August 2014 through the completion of its sale to AmTrust Financial Services, Inc. in April 2016, Mr. Keenan served as an independent director and audit committee chair of Republic Companies, Inc., a regional property and casualty insurance company. Prior to joining Advantage Insurance, from March 2011 to October 2011, Mr. Keenan served as Executive Chairman of Medicus Insurance Holdings, Inc., a provider of professional liability insurance to physicians, and was Chairman from July 2006 to March 2011. Before becoming an insurance industry executive, Mr. Keenan worked in private equity as President of JMP Capital, the principal investments group of JMP Group LLC from 2007 to 2011 and as a Principal of The Cypress Group from 2005 to 2007. Mr. Keenan’s work for JMP and Cypress included strategic investments in two mortgage REIT companies. Mr. Keenan began his career at Morgan Stanley, where he worked in investment banking from 1989 to 2003. Mr. Keenan received a Bachelor of Arts degree with Honors from Southern Methodist University.
As a consequence of over 25 years of experience in financial services, Mr. Keenan is well qualified to provide valuable advice to our board of directors in many important areas.
Nominee Recommendations
All director nominees were approved by the nominating and corporate governance committee for inclusion in our proxy card for the Annual Meeting.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote “FOR” the election of each of the nominees named above.

CORPORATE GOVERNANCE
Our Board of Directors
Our business is managed by our Manager, OREC Investment Management, LLC, doing business as Lument Investment Management, subject to the supervision and oversight of our board of directors, which has established investment guidelines for our Manager to follow in its day-to-day management of our business. Our directors keep informed about our business by attending meetings of our board of directors and its committees and through supplemental reports and communications.
The NYSE requires that a majority of our board of directors must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of our board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Our board of directors undertakes periodic reviews of director independence. In such reviews, the board of directors considers transactions and relationships between (1) each director, entities with which such person is affiliated and/or any member of such person’s immediate family, and (2) the Company and its subsidiaries and affiliates, in order to ascertain whether any such relationships or transactions are inconsistent with a determination that such person is “independent” in accordance with applicable rules and regulations of the NYSE, applicable law, and the rules and regulations of the SEC. The board of directors bases its determinations primarily on a review of the responses of such persons to questions regarding employment and compensation history, affiliations and family and other relationships between the Company, the directors, and entities with which such persons are affiliated, discussions and analyses with respect to the foregoing, and the recommendations of the nominating and corporate governance committee.
As a result of such reviews, as well as the directors’ responses to the Company’s questionnaire with respect to independence matters, our board of directors has affirmatively determined that all persons who served as directors of the Company during any part of the 2020 calendar year, and all current directors and director nominees, were and are “independent” for purposes of Section 303A of the Listed Company Manual of the NYSE, with the exception of Mr. Flynn, who is the Company’s Chief Executive Officer, and Mr. Hunt, who is the Chief Executive Officer and President of Hunt Companies, Inc., an entity affiliated with our former manager. Each individual who was a member of the Company’s audit committee, compensation committee, and nominating and corporate governance committee during any part of the 2020 calendar year has been determined by our board of directors to be independent in accordance with such standards as well. In determining the independence of directors, in addition to confirming that none of the automatic disqualifications prescribed by the NYSE are applicable to such persons, the board of directors also affirmatively determined that each person found to be independent has no direct or indirect material relationship with the Company or its subsidiaries.
As none of Messrs. Cummins, Houlihan or Keenan had or has any direct or indirect relationship with the Company or its subsidiaries, our board of directors affirmatively determined each of them to be independent.
Meetings of Our Board of Directors
During our fiscal year ended December 31, 2020, our board of directors held 8 meetings. During that period, no director attended fewer than 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he was a director, and (ii) the total number of meetings held by all committees of our board of directors during the period that he served on such committees.
Executive Sessions of Non-Management Directors
Our non-management directors (who are also our independent directors) meet in executive session generally at the end of every regularly scheduled board of directors meeting to consider such matters as they deem appropriate, without the Company’s Chief Executive Officer or other management present. Mr. Houlihan, our lead independent director, acts as the chair of the executive sessions of the non-management directors.
Committees of Our Board of Directors
Our board of directors has three standing committees: the audit committee (established in accordance with Section 3(a)(58)(A) of the Exchange Act); the compensation committee; and the nominating and corporate governance committee. Each of these committees has three directors and is composed exclusively of independent directors, as defined by the listing standards of the NYSE. Moreover, the compensation committee is composed exclusively of individuals intended to be, to the extent provided by Rule 16b-3 of the Exchange Act, non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, qualify as outside directors for purposes of Section 162(m) of the Internal Revenue Code.
Audit Committee
The audit committee is comprised of Messrs. Cummins, Houlihan and Keenan, each of whom are “financially literate” under the rules of the NYSE. Each of Messrs. Cummins, Houlihan and Keenan is an independent director. Mr. Houlihan is the chair of our audit committee, and our board of directors has determined that Mr. Houlihan qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K based on his education and experience in his respective fields.
The audit committee operates under a written charter adopted by our board of directors, a current copy of which is available in the “Investor Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab. As set forth in the audit committee charter, the audit committee assists our board of directors in overseeing, among other things:
•	our financial reporting, auditing and internal control activities, including the integrity of our financial statements;
•	our compliance with legal and regulatory requirements;
•	the independent auditor’s qualifications and independence; and
•	the performance of our internal audit function and independent auditor.
The audit committee is also responsible for engaging our independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.
The audit committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the auditors prior to the filing of all periodic reports under the Exchange Act, and prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies, if any, in the design or operation of our internal controls.
The audit committee met 5 times during the year ended December 31, 2020.
Compensation Committee
The compensation committee is comprised of Messrs. Cummins, Houlihan and Keenan, each of whom is an independent director. Mr. Keenan is the chair of our compensation committee.
The compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available in the “Investor Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab.
In general, the compensation committee has authority and responsibility for the review, evaluation and approval of the compensation structure and levels for all of our executive officers, if applicable. The compensation committee’s responsibilities include, among other things:
•
the sole authority to determine the Chief Executive Officer’s compensation, if any (to the extent that the terms of the agreement with our Manager change and we become responsible for paying the compensation or any other employee benefits of our Chief Executive Officer);

•
reviewing and approving all compensation, if any, for all other executive officers (to the extent that the terms of the agreement with our Manager change and we become responsible for paying the compensation or any other employee benefits of our other executive officers);

•	reviewing and making recommendations regarding all employment, severance or change-in-control agreements, and special or supplemental benefits or provisions applicable to executive officers, if any;

•	overseeing the Lument Finance Trust Manager Equity Plan, or the Manager Equity Plan (and any equity incentive plans adopted in the future); and
•
preparing and approving (or causing to be prepared and approved), reviewing and discussing the compensation discussion and analysis and compensation committee report that we will include in our annual proxy statement filed with the SEC.

In fulfilling its responsibilities, the compensation committee is entitled to delegate certain of its responsibilities to a subcommittee. The compensation committee, however, may not delegate its duties relating to the determination of our Chief Executive Officer’s compensation, if applicable, its duty to review and approve compensation for all other officers from time to time, if applicable, or its duty to manage and periodically review the Manager Equity Plan (and any equity incentive plans adopted in the future).
The compensation committee met one time during the year ended December 31, 2020. The compensation committee did not engage a compensation consultant for the year ended December 31, 2020 because our Manager compensates all of our officers and we have adopted the Manager Equity Plan, pursuant to which we may make awards to our Manager, which in turn grants such awards to its employees, officers, members, directors or consultants.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Messrs. Cummins, Houlihan and Keenan, each of whom is an independent director. Mr. Cummins is the chair of our nominating and corporate governance committee.
The nominating and corporate governance committee operates under a written charter adopted by our board of directors, a current copy of which is available in the “Investor Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab.
The nominating and corporate governance committee’s responsibilities include, among other things:
•	providing counsel to our board of directors with respect to the organization, function and composition of our board of directors and its committees;
•
reviewing and evaluating, at least annually, the performance of each current director and considering the results of such evaluation in determining whether or not to recommend the nomination of such director for an additional term;

•	overseeing the self-evaluation of our board of directors and our board of director’s evaluation of management;
•	periodically reviewing and, if appropriate, recommending to our board of directors changes to our corporate governance policies; and
•	identifying and recommending to our board of directors potential director candidates for nomination.
The nominating and corporate governance committee met one time during the year ended December 31, 2020.
Director Nominations and Qualification Standards
The nominating and corporate governance committee is responsible for reviewing with our board of directors, on an annual basis, the appropriate characteristics, skills and experience required for our board of directors as a whole and its individual members. While the nominating and corporate governance committee has established no minimum eligibility requirements for candidates to serve on our board of directors, in performing its duties, the nominating and corporate governance committee considers any criteria it deems appropriate, including but not limited to the following criteria:
•	personal and professional integrity, ethics and values;
•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

•	experience in our industry and with relevant social policy concerns;

•	experience as a board member of another publicly held company;
•	academic expertise in an area of our operations; and
•	practical and mature business judgment, including ability to make independent analytical inquiries.
Each director nominee must also possess fundamental qualities of intelligence, honesty, good judgment, high ethics and standards of integrity, fairness and responsibility. The nominating and corporate governance committee may, in its discretion, consider diversity in identifying nominees for directors. Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee also considers the director’s past attendance at meetings and participation in and contributions to the activities of our board of directors. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on our board of directors for an extended period of time.
In accordance with its charter, the nominating and corporate governance committee identifies individuals that are qualified, consistent with the criteria it deems appropriate, including but not limited to the criteria listed above, to become or continue serving as our directors and that are willing and available to serve. At an appropriate time prior to each annual meeting of stockholders at which directors are to be elected or reelected, the nominating and corporate governance committee recommends such individuals to our board of directors to be nominated by our board of directors and submitted to the stockholders for election at the annual meeting.
We believe that the members of our board of directors represent a desirable mix of backgrounds, skills and experiences, and they all share the personal attributes of effective directors described above. Included in the biographical information set forth above are some of the specific experiences and skills of our directors that led the board to conclude that, in light of our business and structure, such individuals should serve as members of the board of directors.
Pursuant to its charter, the nominating and governance committee will review and consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations, and our charter and bylaws on the same basis that it considers all other candidates recommended to it. In accordance with our bylaws, to recommend a director candidate to the nominating and governance committee, a stockholder must provide us with a written notice that contains all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder. In addition, the notice must be accompanied by a certificate executed by such person (i) certifying that such person (a) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than us in connection with service or action as a director that has not been disclosed to us and (b) will serve as our director if elected; and (ii) attaching a completed director questionnaire (which questionnaire shall be provided by the Company, upon request, to the stockholder providing the notice and shall include all information relating to such person that would be required to be disclosed in connection with the solicitation of proxies for the election of such person as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange or over-the-counter market).
If a stockholder wishes to formally nominate a candidate, he or she must follow the procedures described in our bylaws. All director candidate recommendations and formal nominations for membership to our board of directors for the Annual Meeting must be sent to our principal executive offices and received by the date specified for stockholder proposals. See “Q. What are the deadline and the procedure for proposing actions for consideration at our 2022 Annual Meeting of Stockholders?” above. The presiding officer at our Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.
Director Attendance at Annual Meetings
We believe that directors’ attendance at annual meetings can provide investors with an opportunity to communicate with directors about issues affecting the Company. In furtherance of our objective to provide investors with open lines of communication to the directors, we have adopted a policy that our directors will make reasonable efforts to attend annual meetings of stockholders. The Company held its 2020 Annual Meeting of Stockholders on June 16, 2020. Due to COVID-19, the annual meeting was held virtually and was attended by all the then-current members of our board of directors.
Communications with Our Board of Directors
To send communications to our board of directors, the non-management members as a group, the independent directors as a group, or any of the directors individually, interested parties (including, but not limited to, stockholders) may contact them in writing at Lument Finance Trust, Inc., 230 Park Avenue, 23rd Floor, New York, NY 10169 or by telephone at (212) 317-5700. All communications will be compiled and submitted to our board of directors or the individual directors on a periodic basis, unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary in consultation with the Company’s legal counsel. Our board of directors or individual director so addressed shall be advised of a communication withheld for safety or security reasons as soon as practicable.
Interested parties (including, but not limited to, stockholders) that wish to make concerns known to Lument Finance Trust, Inc.’s non-management or independent directors may also do so by calling the Ethics Hotline number listed in the Company’s Code of Business Conduct and Ethics and Policy Against Insider Trading, posted on the “Investors Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab and indicating they would like the matter referred to such directors.
Code of Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics and Policy Against Insider Trading that is applicable to all of our executive officers and other personnel, including our principal executive officer, our principal financial officer, our principal accounting officer, our controller, and persons performing similar functions for the Company. The Code of Business Conduct and Ethics and Policy Against Insider Trading establishes policies and procedures that we believe promote adherence to, and the conduct of business according to, the highest ethical standards. A copy of our Code of Business Conduct and Ethics and Policy Against Insider Trading is available on the “Investors Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab.
Corporate Governance Guidelines
Our board of directors has adopted a set of Corporate Governance Guidelines, which describe our corporate governance practices and policies and provide a framework for the governance of our board of directors. The nominating and corporate governance committee is responsible for overseeing these guidelines and reporting and making recommendations to our board of directors concerning corporate governance matters. From time to time, the nominating and corporate governance committee reviews our Corporate Governance Guidelines and, if necessary, recommends changes to the full board of directors. Our current Corporate Governance Guidelines are available in the “Investors Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab.
Board Leadership Structure
Our business is conducted day-to-day by our officers and our Manager, under the direction of our Chief Executive Officer and the oversight of our board of directors, to enhance our long-term value for our stockholders. Our board of directors is elected by our stockholders to oversee our officers and our Manager and to assure that the long-term interests of the stockholders are being served.
Historically, our board of directors has annually appointed a chairman of the board, who may or may not be our chief executive officer. If the individual appointed as chairman of the board is our chief executive officer or is not an independent director, our board of directors will also appoint a lead independent director. Our board believes that it should have the flexibility to select the chairman and its board leadership structure, from time to time, based on the criteria that it deems to be in the best interest of the Company and its stockholders.
On March 12, 2020 our board of directors appointed our Chief Executive Officer James P. Flynn as our Chairman. If re-elected, Mr. Flynn will continue to serve as our Chairman. William A. Houlihan is, and, if re-elected, will continue to serve as, our Lead Independent Director. Our lead independent director chairs executive sessions of the independent directors of the board of directors and otherwise serves as a liaison between the independent directors, the full board of directors and management.
Our board of directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. Our board of directors understands that there is no single, generally accepted approach to providing board leadership and the right board leadership structure may vary as circumstances warrant. Consistent with this understanding, our independent directors consider the board’s leadership structure on an annual basis.
The Role of the Board of Directors in Risk Oversight
Our board of directors is responsible for overseeing our risk management policies and practices. Our executive officers, who are responsible for our day-to-day risk management practices, regularly present to our board of directors on our overall risk profile and the processes by which such risks are mitigated. Our Manager’s employees also regularly report to our board of directors on various matters related to our risk exposure. Through regular and consistent communication, our Manager provides reasonable assurances to our board of directors that all of our material operational and investment risks, including among others, liquidity risk, interest rate risk and capital market risk, are being addressed. We do not believe that our board of directors’ role in risk oversight affects its leadership structure (discussed above), however, we believe that our board of directors’ ability to discharge its risk oversight is enhanced by the service of our Chief Executive Officer as a director.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Under federal securities laws, our executive officers, directors and any persons beneficially owning more than 10% of a registered class of our equity securities are required to report their ownership and any changes in that ownership to the SEC. These persons are also required by SEC rules and regulations to furnish us with copies of these reports.
A Statement of our Change in Beneficial Ownership on Form 4 filed on behalf of Mr. Flynn relating to a purchase of shares of common stock on March 26, 2020 was inadvertently filed later than the time prescribed by the SEC. With this exception and based solely on our review of the reports and amendments to those reports furnished to us or written representations from our directors and executive officers that these reports were not required from those persons, we believe that, during the year ended December 31, 2020, all of these filing requirements applicable to our directors, executive officers, and greater than 10% stockholders were complied with on a timely basis.

DIRECTOR COMPENSATION
Executive Directors
A member of our board of directors who is also an employee of our Manager or any of our or its affiliates is referred to as an executive director. James P. Flynn is an executive director and James C. Hunt was an executive director in 2019. Executive directors do not receive cash compensation for serving on our board of directors. However, we have adopted the Manager Equity Plan pursuant to which we may make awards to our Manager which in turn, grants such awards to its employees, officers, members (including our current officers), directors or consultants. The purpose of any such grants will be to encourage their respective individual efforts toward our continued success, long-term growth and profitability and to reward and retain them.
Independent Directors
As compensation for serving on our board of directors in 2020, each independent director received an annual cash retainer of $50,000, paid in arrears, and an annual retainer of 1,500 restricted shares of our common stock, granted under our Manager Equity Plan. The grants of restricted stock are generally made immediately following our annual stockholders’ meeting, and vest in full on the first anniversary of the grant date, subject to continuing service on our board of directors on the vesting date. We also reimbursed these independent directors for reasonable out-of-pocket expenses incurred in connection with the performance of their duties as directors, including, without limitation, travel expenses in connection with their attendance at full board of directors and committee meetings. In addition, the chair of our audit committee was paid an annual cash retainer of $15,000, and the chairs of our compensation committee and our nominating and corporate governance committee each were paid an annual cash retainer of $10,000, in each case in addition to the annual retainer of $50,000 paid in cash and the grant of 1,500 restricted shares of our common stock. Independent directors may also receive retainers or meeting fees for participation on ad hoc committees formed on an as-needed basis from time to time.
Our senior management reports once a year to the full board of directors or the compensation committee regarding the status of our non-management director compensation in relation to other U.S. companies of comparable size and our competitors. Such report includes consideration of both direct and indirect forms of compensation to our non-management directors and recommendations regarding any changes in non-management director compensation. Director fees are the sole form of compensation that members of our audit committee receive from us.
As of December 31, 2020, all elements of director compensation for 2020 remain unchanged from the compensation plan utilized in 2019.
Director Compensation for 2020
The table below sets forth the compensation paid to each individual serving as a non-management director at any time during 2020*.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Neil A. Cummins	$60,000	$3,900	$4,818	$68,718
William A. Houlihan	65,000	3,900	4,818	73,718
Walter C. Keenan	60,000	3,900	3,448	67.348
James C. Hunt	—	—	—	—
*	Columns for “Option Awards,” “Non-Equity Incentive Plan Compensation” and “Change in Pension Value and Nonqualified Deferred Compensation Earnings” have been omitted because they are not applicable.
(1)
The amounts in this column reflect the aggregate grant date fair value of grants of restricted stock to each listed director on June 17, 2020, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the year ended December 31, 2020. As of December 31, 2020, each of Messrs. Cummins, Houlihan and Keenan held 1,500 unvested shares of restricted stock (and Messrs. Cummins and Houlihan had each held 12,008 shares of restricted stock that vested prior to such date and Mr. Keenan had held 8,254 shares of restricted stock that vested prior to such date).

(2)	The amounts in this column reflect dividends paid in 2020 on all vested and unvested shares of restricted stock held by our non-executive directors.

EXECUTIVE OFFICERS
Set forth below is information regarding our executive officers as of the Record Date. Each officer holds office at the pleasure of the board of directors and until their successors shall have been duly elected and qualified.
Name	Age	Position Held With us
James P. Flynn	44	Chief Executive Officer and Chairman of the Board
Michael P. Larsen	42	President
James A. Briggs	54	Chief Financial Officer
Biographical Information for Executive Officers
James P. Flynn. See “Proposal One — Election of Directors” above.
Michael Larsen has been our President since January 2018. He has over 18 years of experience in the financial markets. Mr. Larsen currently serves as Chief Operating Officer of ORIX Real Estate Capital Holdings, LLC, doing business as Lument, an affiliate of our Manager. Mr. Larsen held similar positions at Hunt Real Estate Capital, LLC, prior to its acquisition by ORIX Real Estate Capital Holdings, LLC doing business as Lument in January 2020. Previously Mr. Larsen was the Chief Financial Officer of Centerline Capital Group a publicly-traded mortgage banking and investment management company that Hunt acquired in 2013. Prior to joining a Centerline Capital Group predecessor in 2002, Mr. Larsen worked in the real estate consulting and structured finance practices at Arthur Andersen. Mr. Larsen received a B.A. from the University of Pennsylvania and an M.B.A. from Columbia University. Mr. Larsen is a member of the Mortgage Bankers Association.
James A. Briggs has been our Chief Financial Officer since January 2020. He has served as our Interim Chief Financial Officer from September 2018 until January 2020. He has more than 30 years of accounting and finance experience in the financial services and real estate industries. Mr. Briggs currently also serves as Chief Accounting Officer of ORIX Real Estate Capital Holdings, LLC, doing business as Lument, an affiliate of our Manager. Prior to his current position, Mr. Briggs served in the same capacity for Hunt Real Estate Capital, LLC, which was acquired by ORIX Real Estate Capital Holdings, LLC doing business as Lument in January 2020. Mr. Briggs joined Hunt Real Estate Capital (formerly Centerline Capital Group) in 2009. Prior to joining Hunt Real Estate Capital, Mr. Briggs was the Director of Finance for MRU Holdings, Inc., a specialty finance company. Prior to joining MRU Holdings, Inc., Mr. Briggs spent fifteen years at JPMorgan Chase & Co. and its predecessor companies in a variety of accounting and finance roles, including as Head of Valuation Control and CFO for Emerging Markets. Prior to joining JPMorgan Chase & Co., Mr. Briggs was a senior auditor at Ernst and Young, LLP. Mr. Briggs earned his B.B.A in Accounting from Iona College and is a Certified Public Accountant.

EXECUTIVE COMPENSATION
We have no employees. We are externally managed by OREC Investment Management, LLC, doing business as Lument Investment Management (our “Manager” or “Lument IM”) pursuant to a management agreement entered into on January 3, 2020 (the “Management Agreement”). Our Manager is part of the finance and investment management platform of ORIX Real Estate Capital Holdings, LLC, doing business as “Lument”, which was created through the combination of RED Capital Group, Lancaster Pollard and Hunt Real Estate Capital. Prior to entering into the Management Agreement, we were externally managed by Hunt Investment Management, LLC (“HIM Manager”) pursuant to a management agreement entered into on January 18, 2018 (the “HIM Management Agreement” and, together with the Management Agreement, the “Management Agreements”) and terminated on January 3, 2020, as described in the “Transactions with Related Persons” section below. Because the Management Agreements provide that HIM was responsible, and our Manager is currently responsible, for managing our affairs, HIM provided, and our Manager currently provides us with all of the personnel required to manage our operations. Our executive officers, who are employees of Lument, do not receive cash compensation from the Company for serving as executive officers. Rather, we paid HIM and currently pay our Manager a management fee and our Manager uses the proceeds from the management fee, in part, to pay compensation to its officers and personnel, including our executive officers. We do not reimburse our Manager or its affiliates for the salaries and other compensation that is paid by our Manager and its affiliates to our Chief Executive Officer, President or certain of their other personnel. However, under the terms of the Management Agreement, we do reimburse our Manager or its affiliates for our allocable share of the salaries and other compensation paid to our Chief Financial Officer and other corporate finance, tax, accounting, internal audit, legal risk management, operations, compliance and other non-investment personnel who spend all or a portion of their time managing our affairs. Our Manager makes all decisions relating to the compensation of our executive officers based on such factors as our Manager may determine are appropriate.
Our Manager and its affiliates compensate their employees, including our named executive officers, in accordance with their respective compensation programs and philosophies. The compensation of senior employees at our Manager and its affiliates, including our named executive officers, may include (i) base salary, (ii) variable bonus compensation, (iii) long-term incentive plan awards and (iv) fringe benefits and perquisites, including availability of health insurance and 401(k) match.
We did not pay any cash compensation to any of our executive officers, nor did we make any grants of plan-based awards, stock options or stock grants of any kind to them for the year ended December 31, 2020; however, we have adopted the Lument Finance Trust, Inc. Manager Equity Plan (the “Manager Equity Plan”) pursuant to which we may make awards to our Manager which, in turn, may grant such awards to its employees, officers (including our current executive officers), members, directors or consultants. We do not provide our executive officers with pension benefits, perquisites or other personal benefits. We do not have any employment agreements with any person and have no arrangements to make cash payments to our executive officers upon their termination from service as our officers or a change in control of the Company.
Certain Risks Related to Compensation
As noted above, we are externally managed by our Manager pursuant to the terms of the Management Agreement and we do not pay our executive officers any compensation. Prior to January 3, 2020, we were externally managed by HIM pursuant to the HIM Management Agreement, the terms of which align with the terms of our Management Agreement in all material respects. The base fee under both Management Agreements is calculated based on a percentage of stockholders’ equity and is payable quarterly in arrears. Calculation of the management fee is not primarily dependent upon our financial performance or the performance of our management, and thus the base management fee does not create an incentive for management to take excessive or unnecessary risks.
The HIM Management Agreement was terminated on January 3, 2020. The initial term of the new Management Agreement ends on January 18, 2023. The Management Agreement automatically renews for successive one-year terms beginning January 18, 2023 and each January 3 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two-thirds of the independent directors of the Board or by a vote of at least two-thirds of our outstanding shares of common stock, based upon a determination that (a) the Manager’s performance is unsatisfactory and materially detrimental to us or (b) the compensation payable to the Manager under the Management Agreement is not fair to us (provided that in the instance of (b), we shall not have the right to terminate the Management Agreement if the

Manager agrees to continue to provide services under the Management Agreement at fees that at least two-thirds of the independent directors of the Board determine to be fair, provided further that in the instance of (b), the Manager will be afforded the opportunity to renegotiate its compensation prior to termination). We may also terminate the Management Agreement at any time, including during the initial term, without the payment of any termination fee, with at least 30 days’ prior written notice from us “for cause” as described in the Management Agreement. In the event of a termination of the Manager other than a termination for cause, we are required to pay a termination fee to the Manager. The termination fee is equal to three times the sum of (a) the average annual Base Management Fee (as defined in the Management Agreement) and (b) the average annual Incentive Compensation (as defined in the Management Agreement), in each case, earned by the Manager during the 24-month period immediately preceding the effective date of termination, calculated as of the end of the most recently completed fiscal quarter before the effective date of termination. Our Manager may terminate the Management Agreement upon written notice delivered no later than 180 days prior to a renewal date.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
James P. Flynn(1)(2 Chief Executive Officer and Chairman of the Board (commenced serving as Chief Executive Officer on January 18, 2018 and commenced as Chairman of the Board on March 12, 2020)	2020	—	—	—
	2019	—	—	—
Michael P. Larsen(1)(2) President (commenced serving as President on January 18, 2018)	2020	—	—	—
	2019	—	—	—
James A. Briggs(1)(2) Chief Financial Officer (served as Interim Chief Financial Officer from September 6, 2018 to January 3, 2020, commenced serving as Chief Financial Officer on January 3, 2020)	2020	—	—	—
	2019	—	—	—
(1)
Messrs. Flynn, Larsen and Briggs are employees of an affiliate of our Manager and, prior to January 3, 2020, an affiliate of HIM, and are not paid compensation by us. Mr. Flynn now serves as Chairman of the Board, starting March 12, 2020. Mr. Briggs now serves as our Chief Financial Officer, starting January 3, 2020.

(2)
In 2020 and 2019, Messrs. Flynn and Larsen did not receive any compensation from our Manager or our previous manager or any of their affiliates for their time spent managing our affairs. In 2020 and 2019, the amount of total compensation paid by our Manager or our previous manager or any of their affiliates to Mr. Briggs that was allocable to him based on his percentage of time spent managing our affairs was $324,111 and $313,324, respectively.

Outstanding Equity Awards at Fiscal Year-End
No stock option awards or stock awards have been granted by the Company to its current named executive officers to date.
Insider Trading Policy
We maintain an insider trading policy which prohibits short selling, dealing in publicly traded options and hedging or monetization transactions in our securities by directors, officers or employees of the Company. In addition, OIM maintains a policy restricting the trading of the directors, officers and employees of OIM. Under the policies of the Company and OIM and the securities laws of the United States other jurisdictions, the purchase or sale of the Company’s securities or the securities of other publicly traded companies while aware of material nonpublic information about such company, or the disclosure of material nonpublic information to others who then trade in such company’s securities, is prohibited. Directors, officers and employees are prohibited from using such information in ways that violate the law, including for personal gain. Non-public information must be kept confidential, which may include keeping it confidential from other directors, officers and employees.

OWNERSHIP OF SECURITIES
Securities Authorized for Issuance under Equity Compensation Plan
The Lument Finance Trust, Inc. Manager Equity Plan., or the Manager Equity Plan, includes provisions for grants of restricted common stock and other equity based awards to our Manager and to our independent directors, consultants or officers whom we may directly employ in the future, if any. In turn, our Manager grants such awards to its employees, officers (including our current officers), members, directors or consultants. The total number of shares that may be granted subject to awards under the Manager Equity Plan is equal to an aggregate of 3.0% of the total number of issued and outstanding shares of our common stock (on a fully diluted basis) at the time of each award (other than any shares issued or subject to awards made pursuant to the Manager Equity Plan).
The following information is with respect to our Manager Equity Plan as of December 31, 2020:
Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	—	—	682,301
Equity compensation plans not approved by security holders	—	—	682,301
Total	—	—
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of shares of our common stock as of April 21, 2021 (the Record Date of the Annual Meeting) by: (1) each director of the Company, (2) each executive officer of the Company, (3) all directors and executive officers of the Company as a group, and (4) all persons known by us to be beneficial owners of more than 5% of any class of our voting securities.
In accordance with SEC rules, beneficial ownership includes: all shares over which the investor has or shares voting or dispositive control. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power, subject to community property laws where applicable. Except as indicated in the footnotes to the table below, the business address of each of the individuals listed below is the address of our principal executive office, 230 Park Avenue, 23rd Floor, New York, New York 10169. None of our shares of common stock beneficially owned by any of our directors or executive officers have been pledged as security.

Beneficial Ownership Table
Name of Beneficial Owner	Shares of Common Stock Owned	Percentage of Common Stock Owned
Greater than 5% Holders
XL Investments Ltd(1)	3,330,550	13.4%
Hunt Companies Equity Holdings, LLC(2)	2,249,901	9.0%
Directors and Executive Officers
James P. Flynn	107,180	*
James C. Hunt	215,054	*
Michael Larsen	41,121	*
James A. Briggs	17,500	*
Neil A. Cummins	38,794	*
William A. Houlihan	68,793	*
Walter C. Keenan	40,411	*
All directors and executive officers as a group (seven persons)	528,853	2.0%
*	Represents less than 1% of the shares of our common stock outstanding.
1.
Based on a Schedule 13D/A filed with the SEC on January 18, 2018 by XL Investments Ltd (“XL Investments”), XL Group Investment Ltd (“XL GI Ltd”), XL Bermuda Ltd (“XL Bermuda”) and XL Group Investments LLC (“XL GI LLC”), pursuant to which XL Investments and XL GI Ltd have reported shared voting and investment power over 3,330,500 shares of our common stock and XL Bermuda and XL GI LLC have reported shared voting and investment power over 3,340,780 shares of our common stock. The address of the principal office for XL Investments, XL GI Ltd and XL Bermuda is One Bermudian Road, Hamilton HM08, Bermuda. The address for XL GI LLC is 200 Liberty Street, 22nd Floor, New York, New York 10281.

2.
Based on a Schedule 13D/A filed with the SEC on January 9, 2020 by Hunt Companies Equity Holdings, LLC (“Hunt CE Holdings”), Hunt REC Holdings, LLC (f/k/a HCH Holdings, LLC) (“HREC Holdings”), Hunt Financial Securities, LLC (“Hunt Financial Securities”), Hunt FS Holdings II, LLC (“Hunt FS Holdings”), Hunt Capital Holdings, LLC (f/k/a Hunt FS Holdings I, LLC) (“Hunt Capital Holdings”), Hunt FS Holdings, LLC (“Hunt FS Holdings”), Hunt Company, LLC (“Hunt Company”) and Hunt Companies, Inc. (“HCI”) (the “Hunt Reporting Persons”), pursuant to which Hunt CE Holdings, HREC Holdings, Hunt Financial Securities, Hunt FS Holdings, Hunt Capital Holdings, Hunt FS Holdings, Hunt Company and HCI have reported shared voting and investment power over 2,249,901 shares of our common stock held directly by Hunt CE Holdings. The address of the principal office of (i) each of Hunt CE Holdings, HREC Holdings, Hunt FS Holdings II, Hunt Capital Holdings, Hunt FS Holdings and Hunt Company, HCI is 4401 N. Mesa Street, El Paso, Texas 79902 and (ii) Hunt Financial Securities is 4 International Drive, Rye Brook, NY 10573.

TRANSACTIONS WITH RELATED PERSONS
Management Agreement
On January 3, 2020, we entered into a new Management Agreement with our Manager, which replaced the previous management agreement we had executed on January 18, 2018 with Hunt Investment Management LLC (“HIM”) and pursuant to which our Manager provides the day-to-day management of our operations. The Management Agreement requires our Manager to manage our business affairs in conformity with the policies and the investment guidelines that are approved and monitored by our board of directors. All of our executive officers are employees of our Manager, or affiliates thereof. Pursuant to the Management Agreement and our prior management agreement, we paid our Manager and our prior manager, for the applicable periods, management and incentive fees and reimbursed them for certain expenses. For the year ended December 31, 2020, the Company paid Lument IM management and incentive fees under the Management Agreement of $2,505,318 and for the years ending December 31, 2020 and 2019, the Company paid HIM management fees of $18,821 and $2,345,065, respectively. In addition, the Company is required to reimburse the Manager for operating expenses related to the Company incurred by the Manager, including accounting services, auditing and tax services, technology and office facilities, operations, compliance, legal and filing fees, and miscellaneous general and administrative costs, including the cost of non-investment management personnel of the Manager who spend all or a portion of their time managing the Company’s affairs. For the years ended December 31, 2020 and 2019, the Company incurred reimbursable expenses of $1,644,886 and $1,629,804, respectively.
Relationship with the XL Companies
XL Investments, an indirect wholly-owned subsidiary of AXA SA, purchased $25.0 million of our shares of common stock in May 2012. As part of this investment, XL Investments also agreed to make an additional investment in us of up to $25.0 million, subject to certain conditions and over a period of time. The conditions were deemed satisfied upon the closing of our IPO, and accordingly XL Investments accelerated the timing of its investment and bought $25.0 million of our common stock in a concurrent private placement at the IPO price, or 1,666,667 shares of common stock. Pursuant to a share purchase agreement dated January 18, 2018, XL Investment agreed to sell 710,495 shares of common stock to Hunt Companies Equity Holdings, LLC (“HCEH”). Accordingly, as of April 21, 2021, XL Investments owned 13.39% of our common stock. Despite the reduction in the number of shares of our common stock owned by, and an agreement to terminate all of the warrants previously held by, XL Investments, it maintains a significant ownership stake in us and therefore, XL Investments may continue to have the ability to influence the outcome of matters that require a vote of our stockholders, including a change of control.
We have agreed with XL Investments that, for so long as XL Investments and its affiliates collectively beneficially own at least 9.8% of our issued and outstanding common stock (on a fully diluted basis), XL Investments will have the right to appoint an observer to attend all board of directors’ meetings but such observer will have no right to vote at any such meeting. The board observer will be indemnified by us to the same extent as our directors.
Our charter prohibits, with certain exceptions, any stockholder from beneficially or constructively owning, applying certain attribution rules under the Internal Revenue Code, more than 9.8% by value or number of shares, whichever is more restrictive, of our outstanding shares of common stock, or 9.8% by value or number of shares, whichever is more restrictive, of our outstanding capital stock. Our board of directors has granted XL Investments an exemption from the 9.8% ownership limitation.
Relationship with ORIX Real Estate Capital Holdings, LLC doing business as Lument and its Affiliates
On January 3, 2020, ORIX Real Estate Capital Holdings, LLC doing business as Lument (“Lument”) purchased an affiliate of HIM, Hunt Real Estate Capital, LLC and certain of its subsidiaries. Simultaneously, we executed a management agreement with OREC Investment Management, LLC doing business as Lument Investment Management (“Lument IM”), having agreed with HIM to terminate the management agreement with HIM entered into on January 18, 2018. Additionally, an affiliate of Lument IM, OREC Investment Holdings, LLC purchased 1,248,719 shares of our common stock for $5,747,535 in a direct issuance, resulting in an affiliate of Lument IM owning approximately 5.00% of our common stock as a result of the purchase.
As a consequence of Lument IM, an affiliate of Lument, serving as our manager, maintaining a significant ownership stake in us, and originating loans and credit risk securities that we will purchase and hold on our balance sheet the potential existed for conflicts of interest to arise in our relationship with Lument. In addition, after an initial grace period of 2 months, we were required to pay our Manager an incentive fee if our Core Earnings (as defined in our Management Agreement) exceed a hurdle rate of 8% per annum. Our board of directors is responsible for supervising Lument IM, and ensuring that in managing our day-to-day operations, Lument IM performs in a manner that appropriately addresses any potential conflicts of interest. There is no guarantee that the policies and procedures adopted by Lument IM, Lument and their respective affiliates, enabled us to identify, adequately address or mitigate all potential conflicts of interest.
For the year ended December 31, 2020, Hunt CRE 2017-FL1, Ltd. purchased two loans with an aggregate unpaid principal balance of $31.9 million at par and Hunt CRE 2018-FL2 purchased two loans with an aggregate unpaid principal balance of $14.4 million at par from OREC Structured Finance Co., LLC doing business as Lument Structured Finance (“LSF”) successor-by-merger to Hunt Finance Company, LLC (“HFC”), an affiliate of our Manager.
In October 2020, ORECH and its affiliates, including OIM, began doing business under the registered tradename of “Lument.” On December 17, 2020, the Company entered into a license agreement pursuant to the terms of which ORECH granted a license to the Company to use the “Lument” tradename with regard to the business of the Company at no cost to the Company.
Relationship with Hunt Companies, Inc.
On January 18, 2018, we entered into a series of transactions with affiliates of Hunt Companies, Inc. (“Hunt”). First we entered into a new management agreement with HIM, which agreement was terminated on January 3, 2020 simultaneously with the execution of the management agreement with Lument IM. Additionally, another affiliate of Hunt, HCEH, purchased 1,539,406 shares of our common stock for $7,342,967 in a private placement and purchased a further 710,495 shares of common stock from XL Investments, resulting in Hunt owning an aggregate 9.50% of our common stock after such purchase.
We entered into a Shareholder Agreement with HCEH, an affiliate of the Hunt Companies, LLC, pursuant to which, the Company granted HCEH the right to designate one designee to the Company’s board of directors. The right granted to HCEH expires at such time as HCEH’s and its affiliates “beneficial ownership” of the Company’s common stock as determined pursuant to Rule 13d-3 under the Exchange Act of 1934, is less than 5%.
Registration Rights Agreements
We have entered into a registration rights agreement with XL Investments and certain other holders pursuant to which we agreed to register the resale of shares of common stock owned by XL Investments and its transferees, any shares of common stock held by and warrants previously granted to such holders, which we collectively refer to as the registrable securities. Pursuant to the registration rights agreement, XL Investments and its affiliated transferees have the right to demand that we cause their registrable securities to be registered for resale on a registration statement. All other holders of registrable securities have the option to include their registrable securities in such registration statement and we must maintain the effectiveness of such registration statement until all the registrable securities are sold under a shelf registration statement or another registration statement, or until all the registrable securities are eligible to be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without volume limitation or other restrictions on transfer; however, XL Investments and its affiliated transferees are limited to two demand registrations. The registration rights agreement also requires us to file a “shelf registration statement” for the remaining registrable securities as soon as practicable after we become eligible to use Form S-3, and we must maintain the effectiveness of this shelf registration statement until all the registrable securities have been sold under the shelf registration statement or sold pursuant to Rule 144 under the Securities Act. On April 29, 2016, we filed a shelf registration statement for the registrable securities, which was declared effective by the SEC on July 20, 2016.
On January 18, 2018, we entered into an additional registration rights agreement with HCEH, pursuant to which we agreed to register the resale of shares of common stock owned by HCEH. Pursuant to the registration rights agreement, HCEH, and its affiliated transferees were provided with certain demand and piggyback registration rights in respect of shares of our common stock owned or subsequently acquired by them.
On January 3, 2020, we entered into a registration rights agreement with OREC Investment Holdings, LLC (“OREC IH”), an affiliate of our Manager, pursuant to which OREC IH and its affiliated transferees were provided with certain demand and piggyback registration rights in respect of shares of the Company’s common stock that OREC IH owns or may acquire from time to time.
Limitations on Liability and Indemnification of Officers and Directors
Our charter and bylaws provide indemnification for our directors and officers to the fullest extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any individual who is a present or former director or officer of ours or (2) any individual who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. We have the power, with the approval of our board of directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of ours in any of the capacities described in (1) or (2) above and to any employee or agent of ours or a predecessor of ours. However, the Maryland General Corporation Law (“MGCL”) prohibits us from indemnifying a director or officer for any act or omission if:
•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty;
•	the director or officer actually received an improper personal benefit in money, property or services; or
•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
In addition, under the MGCL, we may not indemnify a director or officer in a suit by us or in our right in which the director or officer was adjudged liable to us or in a proceeding in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. However, indemnification with respect to any proceeding by us or in our right or in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received shall be limited to expenses. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that a personal benefit was improperly received.
We have entered into indemnification agreements with each of our directors and executive officers that would provide for indemnification to the maximum extent permitted by Maryland law. The above-described limitation of liability and indemnification may be held not to be enforceable for violations of the federal securities laws of the United States.

PROPOSAL TWO – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14A of the Exchange Act, we are providing stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of this proxy statement, including the compensation table and the related narrative. The Company offers this opportunity annually at the Annual Meeting. The next such advisory vote will be at the 2022 Annual Meeting of Stockholders.
As described in the Executive Compensation section in this proxy statement, we have no employees and are externally managed by our Manager pursuant to the Management Agreement. Because the Management Agreement provides that our Manager is responsible for managing our affairs, our Manager provides us with all of the personnel required to manage our operations. As a result, our executive officers, all of whom are employees of an affiliate of our Manager and were employees of an affiliate of our former manager, HIM, for the year ended December 31, 2020, do not currently receive any compensation from us for serving as executive officers. Our Manager and its affiliates determine the salaries, bonuses and other compensation paid to our named executive officers from our Manager and its affiliates. Our Manager and its affiliates also determine whether, and to what extent, our named executive officers will be provided employee benefit plans. We do not have any agreements with our named executive officers and have no arrangements to make cash payments to our named executive officers upon their termination from service as executive officers or a change in control of the Company. However, we have adopted the Manager Equity Plan pursuant to which we may make awards to our Manager which, in turn, may grant such awards to its employees, officers (including our current executive officers), members, directors or consultants.
We do not reimburse our Manager or its affiliates for the salaries and other compensation that is paid by our Manager and its affiliates to our Chief Executive Officer, President or certain of their other personnel. However, under the terms of the Management Agreement, we do reimburse our Manager or its affiliates for our allocable share of the salaries and other compensation paid to our Chief Financial Officer and other corporate finance, tax, accounting, internal audit, legal, risk management, operations, compliance and other non-investment personnel who spend all or a portion of their time managing our affairs. In addition, we have adopted the Manager Equity Plan, pursuant to which we may make awards to our Manager, which, in turn, may grant such awards to its employees, including our named executive officers. Our Manager or its applicable affiliate makes all decisions relating to the compensation of our named executive officers based on such factors as our Manager or such affiliate may determine are appropriate.
Although the vote to approve executive compensation is purely advisory and non-binding, the board of directors values the opinion of our stockholders and expects to consider the results of the vote in determining the compensation of the named executive officers and the Company’s compensation programs generally. The vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.
The board of directors asks you to indicate your support for our named executive officer compensation as described in the “Executive Compensation” section of this proxy statement and as set forth below by voting FOR the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as described in the “Executive Compensation” section of this Proxy Statement, including the compensation table and other narrative executive compensation disclosures.”

Vote Required
The affirmative vote of the holders of a majority of the shares present via live webcast or represented by proxy and entitled to vote at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers, assuming a quorum is present.
Recommendation of our Board of Directors
Our board of directors recommends that the stockholders vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

PROPOSAL THREE – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our board of directors has selected KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2021. KPMG LLP has served as our independent registered public accountants since April 19, 2019.
Stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirement. However, in recognition of the importance of this matter to our stockholders, the appointment of KPMG LLP is being submitted to the stockholders for ratification. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the audit committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of KPMG LLP is expected to be present virtually at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.
Engagement of KPMG LLP
On April 19, 2019, the Company’s audit committee determined that KPMG LLP will serve as the independent registered public accounting firm for the Company. During the period of January 1, 2017 to December 31, 2018, and the interim period from January 1, 2019, to April 19, 2019, for purposes of complying with the Company’s periodic reporting obligations under the laws of the United States, the Company did not consult with KMPG LLP in regard to the Company’s financial statements, which were audited by Grant Thornton, with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event of the type described in Item 304(a)(1)(v) of Regulation S-K. Additionally, during the period of January 1, 2017 to December 31, 2018, and the interim period from January 1, 2019, to April 19, 2019, for purposes of complying with the Company’s periodic reporting obligations under the laws of the United States no written report or oral advice was provided to the Company by KPMG that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.
Vote Required
The affirmative vote of the holders of a majority of the shares present via live webcast or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG as the Company’s independent registered public accounting firm, assuming a quorum is present.
Recommendation of our Board of Directors
Upon the recommendation of the audit committee, our board of directors recommends that the stockholders vote “FOR” the ratification of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

FEES BILLED BY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees and expenses paid to our principal accountant, KPMG LLP, and our former accountant, Grant Thornton, for the year ended December 31, 2020 and paid to our former accountant, Grant Thornton, for the year ended December 31, 2019 consisted of the following:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees(1)	$536,000	$720,390(2)
Audit-Related Fees		89,500(3)
Tax Fees	—	—
Total	$536,000	$809,890
(1)
Represents fees and expenses for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements, statutory audits, and advice on accounting matters directly related to the audit and audit services provided in connection with our regulatory filings.

(2)	$100,000 of these audit fees are related to the 2018 audit paid to Grant Thornton, LLP in 2019.
(3)	Represents $79,500 consent fee and a $10,000 access fee paid to Grant Thornton, LLP.
PRE-APPROVAL POLICY
The audit committee charter provides that the audit committee of our board of directors shall pre-approve all audit services, audit-related tax services and other permitted services to be performed for us by our independent registered public accounting firm and the related fees. Pursuant to its charter and in compliance with rules of the SEC and Public Company Accounting Oversight Board, the audit committee has established a pre-approval policy and procedures that require the pre-approval of all services to be performed by the independent registered public accounting firm. The independent registered public accounting firm may be considered for other services not specifically approved as audit services or audit-related services and tax services so long as the services are not prohibited by SEC or PCAOB rules and would not otherwise impair the independence of the independent registered public accounting firm. During 2020, all of the above services were approved by the audit committee in accordance with this policy.

REPORT OF THE AUDIT COMMITTEE
The audit committee operates under a written charter adopted by our board of directors. It is available on the “Investors Relations” section of our website at http://lumentfinancetrust.com under the Corporate Governance tab. The audit committee reviews the charter annually.
The primary purpose of the audit committee is to: (i) assist the board of directors with its oversight responsibilities regarding: (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the independent auditor’s qualifications and independence; and (d) the performance of our internal audit function and independent auditor; (ii) prepare the audit committee report required by the rules of the SEC to be included in our annual proxy statement; and (iii) be directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, who shall report directly to the committee, and have the sole authority to approve all audit engagement fees and terms, as well as non-audit engagements with the independent auditor.
The audit committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation and integrity of our financial statements as well as our financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. Our independent auditor, KPMG LLP, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
The audit committee has reviewed and discussed with management and the independent auditor our audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2020, and the independent auditor’s report on those financial statements. Management represented to the audit committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States. KPMG LLP presented the matters required to be discussed with the audit committee by the Public Company Accounting Oversight Board and the SEC. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of our accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in our financial statements, including the disclosures relating to critical accounting policies.
The audit committee recognizes the importance of maintaining the independence of our independent auditor, both in fact and appearance. Consistent with its charter, the audit committee has evaluated KPMG LLP’s qualifications, performance and independence, including that of the lead audit partner.
As part of its auditor engagement process, the audit committee considers whether to rotate the independent audit firm. The audit committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the audit committee. Our pre-approval policy is more fully described under the caption “Pre-Approval Policy” above. In addition, KPMG LLP has provided the audit committee with the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed the firm’s independence with KPMG LLP.
Based on the reviews and discussions described above, the audit committee recommended to our board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Audit Committee
Neil A. Cummins
William A. Houlihan (Chairman)
Walter C. Keenan

OTHER MATTERS
Other than the three proposals included in this proxy statement, as of the date of this proxy statement, we know of no other matters to be submitted to the stockholders at the annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our board of directors may recommend, or, in the absence of a recommendation, as such persons deem advisable. Discretionary authority with respect to such matters is granted by execution of the enclosed proxy statement.

CERTAIN INFORMATION NOT DEEMED INCORPORATED BY REFERENCE
IN ANY SECURITIES AND EXCHANGE COMMISSION FILINGS
Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate all or portions of future filings, including this Proxy Statement, with the SEC, in whole or in part, the Report of the Audit Committee of our board of directors shall not be deemed to be incorporated by reference into any such filing or deemed to be “soliciting material” or “filed” with the SEC under the Securities Act or the Exchange Act, or subject to the liabilities of Section 18 of the Exchange Act. In addition, this Proxy Statement includes certain website addresses intended to provide inactive, textural references only. The information on these websites shall not be deemed part of this Proxy Statement.
By order of the board of directors,

James P. Flynn
Chairman of the Board and Chief Executive Officer
New York, New York
April 29, 2021

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/LFT2021
You may attend the meeting via internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	______________________

1. Election of Directors

Nominees

01) James P. Flynn 02) James C. Hunt 03) Neil A. Cummins 04) William A. Houlihan 05) Walter C. Keenan

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Approval, on advisory basis, of the compensation of our named executive officers, as described in the proxy statement under "executive compensation."	☐	☐	☐
3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000511122_1 R1.0.0.177

LUMENT FINANCE TRUST, INC.

Annual Meeting of Shareholders

June 16, 2021 10:00 AM

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James P. Flynn and James A. Briggs, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LUMENT FINANCE TRUST, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Daylight Time on June 16, 2021, via live webcast at www.virtualshareholdermeeting.com/LFT2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000511122_2 R1.0.0.177

Continued and to be signed on reverse side